UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2005

___________MVP NETWORK, INC.___________
(Exact name of registrant as specified in its charter)

Nevada	0-5833	94-1713830
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

 7701 Forsyth Boulevard, Suite 325, Clayton, MO 63105
(Address of principal executive offices, zip code)

_______________(314) 721-3947______________
(Registrant's telephone number, including area code)

Oasis Oil Corporation
1800 St. James Place, Suite 105
______________ Houston, Texas 77056________________
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

BDO Seidman, LLP was engaged as the Company’s certifying accountant for the Company=s financial statements on February 15, 1997. The Company sold its oil business subsidiary effective March 31, 1999. BDO Seidman, LLP’s last audit of the Company’s financial statements was for the year ended December 31, 1999. Since that time, the Company has been largely inactive. After a change in control of the Company occurred on June 30, 2005, the Company’s new management decided to change certifying auditors. On August 2, 2005, the Company dismissed BDO Seidman, LLC as its certifying auditor.

During the period of time BDO Seidman, LLP served as the Company’s certifying auditor until the time that it was dismissed, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided BDO Seidman, LLP with a copy of the foregoing disclosure, and has requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed as an Exhibit to this Form 8-K a copy of the letter from BDO Seidman, LLP required by Item 304 of Regulation S-B.

On August 2, 2005, the Company entered into an engagement letter with Madsen & Associates, CPA’s Inc. to assume the role of its new certifying accountant. Madsen & Associates, CPA’s Inc. was asked to audit the years ended December 31, 2000, 2001, 2002, 2003, 2004 and 2005. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Madsen & Associates, CPA’s Inc., the Company did not consult with Madsen & Associates, CPA’s Inc. with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit Number	Exhibit Contents
16.1	Letter furnished to the Company addressed to the Commission stating that BDO agrees with the statements made by the Company contained in this Form 8-K in response to Item 304(a) of Regulation S-B
99.1	Letter of resignation received by the Company from BDO on March 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP NETWORK, INC.

Date: March 28, 2006	By:	/s/ Paul A. Schneider
Paul A. Schneider
CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Contents
16.1	Letter furnished to the Company addressed to the Commission stating that BDO agrees with the statements made by the Company contained in this Form 8-K in response to Item 304(a) of Regulation S-B
99.1	Letter of resignation received by the Company from BDO on March 28, 2006